Supplement to the
Fidelity Advisor Gold Fund
Class A, Class T, Class B, and Class C
April 28, 2007
Prospectus

The following information replaces the similar information found in the 3rd bullet in the "Fidelity Advisor Systematic Withdrawal Program" table on page 25.

  Aggregate redemptions per 12-month period from your account may not exceed 12% of the account value and are not subject to a CDSC; and you may set your withdrawal amount as a percentage of the value of your account or a fixed dollar amount.

The following information replaces the biographical information for Daniel Dupont found in the "Fund Management" section on page 30.

S. Joseph Wickwire II is manager of the fund, which he has managed since August 2007. He also manages another Fidelity fund. Prior to joining Fidelity Investments in 2007, Mr. Wickwire spent 20 years at Evergreen Investments in Boston. During his time at Evergreen, he worked as an analyst and a portfolio manager.

The following information replaces similar CDSC waiver information found in the "Fund Distribution" section beginning on page 31.

The CDSC may be waived on the redemption of shares (applies to Class A, Class B, Class C and Class T, unless otherwise noted):

A form may be required.

1. For disability or death;

2. From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) starting the year in which age 70 1/2 is attained;

3. For minimum required distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) starting the year in which age 70 1/2 is attained;

4. Through the Fidelity Advisor Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period;

5. (Applicable to Class A and Class T only) Held by insurance company separate accounts;

6. (Applicable to Class A and Class T only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian);

AGLD-07-02 August 17, 2007
1.847523.101

7. (Applicable to Class A and Class T only) Purchased by the Fidelity Investments Charitable Gift Fund;

8. (Applicable to Class A and Class T only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase);

9. (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.

Supplement to the
Fidelity Advisor Gold Fund
Institutional Class
April 28, 2007
Prospectus

The following information replaces the biographical information for Daniel Dupont found in the "Fund Management" section on page 27.

S. Joseph Wickwire II is manager of the fund, which he has managed since August 2007. He also manages another Fidelity fund. Prior to joining Fidelity Investments in 2007, Mr. Wickwire spent 20 years at Evergreen Investments in Boston. During his time at Evergreen, he worked as an analyst and a portfolio manager.

AGLDI-07-01 August 17, 2007
1.853418.100

Supplement to the
Fidelity® Select Portfolios®
April 28, 2007
Prospectus

This prospectus dated April 28, 2007 is no longer applicable for Money Market Portfolio. Please refer to the fund's current prospectus dated June 29, 2007.

The following information replaces the biographical information for Construction and Housing found in the "Fund Management" section on page 69.

Daniel Kelley is manager of Construction and Housing, which he has managed since May 2007. Since joining Fidelity Investments in 2005, he has worked as an equity research analyst. Mr. Kelley was an associate in the Institutional Equities Division for Morgan Stanley from 2004 until 2005. From 2001 until 2004, he worked as a financial analyst, and later as an associate in the Equities Division for Goldman Sachs & Co.

The following information replaces the biographical information for Brokerage and Investment Management found in the "Fund Management" section on page 71.

Benjamin Hesse is manager of Brokerage and Investment Management, which he has managed since June 2007. Mr. Hesse joined Fidelity Investments as a research analyst in August 2005, after receiving an MBA from Columbia Business School in 2005. Previously, Mr. Hesse was a research analyst intern at Credit Suisse Asset Management in New York.

The following information replaces the biographical information for Gold found in the "Fund Management" section on page 70.

S. Joseph Wickwire II is manager of Gold, which he has managed since August 2007. He also manages another Fidelity fund. Prior to joining Fidelity Investments in 2007, Mr. Wickwire spent 20 years at Evergreen Investments in Boston. During his time at Evergreen, he worked as an analyst and a portfolio manager.

SEL-07-08 August 17, 2007
1.482105.206